                                                                    Exhibit 99.1

                                     For further information contact:
                                         Neal H. Sanders (781) 302-2439
                                     For release: December 22, 2003 at 4:00 p.m.

    ROBOTIC VISION SYSTEMS REPORTS FOURTH QUARTER AND FISCAL YEAR END RESULTS

               (Investors can hear RVSI's conference call live on
           ccbn.com this afternoon at 4:30 p.m. EST. An archived copy of the conference call will be available starting at 6 p.m. at
           www.rvsi.com, www.ccbn.com, or by calling (402) 998-1744.)

NASHUA, NEW HAMPSHIRE -- Robotic Vision Systems, Inc. (RVSI) (RVSI.PK) today reported results for its fiscal fourth quarter and fiscal year ended September 30, 2003.

      Fourth quarter revenues were $13,499,000 compared to $10,125,000 in fiscal 2003's third quarter and $14,887,000 in fiscal 2002's fourth quarter. RVSI's net loss in fiscal 2003's fourth quarter was $3,486,000, or $0.27 per share; compared to a net loss of $3,252,000 or $0.26 per share in fiscal 2003's third quarter; and $19,625,000, or $1.60 per share in fiscal 2002's fourth quarter.

      Fiscal year 2003 revenues were $43,400,000 compared to $59,243,000 in fiscal year 2002. The company's fiscal 2003 net loss was $30,104,000 or $2.44 per share; compared to $41,774,000, or $4.19 per share, in fiscal 2002.

      The above results incorporate consolidated revenues for both the Semiconductor Equipment Group and Acuity CiMatrix. All results are inclusive of unusual gains and losses, and reflect the one-for-five reverse stock split effected in November 2003.

      "The fourth quarter marked a turning point for RVSI," said Pat V. Costa, Chairman and CEO of RVSI. "We achieved positive cash flows from operations, completed a $6 million private placement of equity and put in place a new, $13 million revolving credit facility that in turn gave us an important business partner. All of this is evidence that RVSI is on a strong footing for the future.

      "Both of our businesses are at an inflection point," Mr. Costa said. "Demand is rising for semiconductor capital equipment and our customers are telling us they will need to add capacity in the coming year. We believe we have the best products in the market both for semiconductor package inspection and bumped wafer inspection. At Acuity CiMatrix, we continue to expand our blue-chip customer base both for machine vision and Data Matrix reading applications, and the Defense Department's mandate for unit level traceability should push the entire market toward adoption of Data Matrix-based direct parts marketing.

      "Despite strong bookings in the quarter at both of our businesses, parts availability issues that are a legacy of earlier times will constrain shipments and we will not profitable in the December quarter," Mr. Costa said. "However, the balance of fiscal 2004 looks very positive. We have technology, the products, the people, the financial resources and, now, the underlying demand to deliver shareholder value."

About RVSI

Robotic Vision Systems, Inc. (RVSI) (RVSI.PK) has the most comprehensive line of machine vision systems available today. Headquartered in Nashua, New Hampshire, with offices worldwide, RVSI is the world leader in vision-based semiconductor inspection and Data Matrix-based unit-level traceability. Using leading-edge technology, RVSI joins vision-enabled process equipment, high- performance optics, lighting, and advanced hardware and software to assure product quality, identify and track parts, control manufacturing processes, and ultimately enhance profits for companies worldwide. Serving the semiconductor, electronics, aerospace, automotive, pharmaceutical and packaging industries, RVSI holds more than 100 patents in a broad range of technologies. For more information visit www.rvsi.com or call (800) 669-5234.

Forward Looking Statement

Except for the historical information herein, certain matters discussed in this release include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to: the historical cyclical nature of the semiconductor industry, risks in products and technology development, market acceptance of new products


                                   -- more --

RVSI REPORTS FISCAL 2003 RESULTS
December 22, 2003
Page 2 of 2


and continuing product demand, the impact of competitive products and pricing, changing economic conditions, both here and abroad, timely development and release of new products, strategic suppliers and customers, the effect of the company's accounting policies and other risk factors detailed in the Company's annual report on Form 10-K, and other filings with the Securities and Exchange Commission.

RVSI Reports Fourth Quarter FY2003 Results
December 22, 2003
Page 2 of 4




                          Robotic Vision Systems, Inc.
                           Consolidated Balance Sheets
                        (in thousands, except per share)


                                                                          September 30,     September 30,
                                                                              2003             2002
                                                                          ------------      ------------
Current Assets:
         Cash and cash equivalents                                          $     367        $     220
         Accounts receivable, net                                               9,501           13,574
         Inventories                                                           10,995           22,767
         Prepaid expenses and other current assets                              1,561            1,294
                                                                            ---------        ---------
                  Total current assets                                         22,424           37,855

         Plant and equipment, net                                               2,218            5,733
         Goodwill                                                               1,333            1,554
         Software development costs, net                                        5,227            6,864
         Other assets                                                           2,791            4,883
                                                                            ---------        ---------
                                                                            $  33,993        $  56,889
                                                                            =========        =========

Liabilities and Stockholders' Equity
Current Liabilities
         Revolving credit facility                                          $   4,635        $   7,132
         Notes payable and current portion of long-term debt                    8,835            4,781
         Accounts payable current                                               3,019            7,641
         Accounts payable past-due                                              6,546            3,403
         Accrued expenses and other current liabilities                        18,430           15,780
         Deferred Gross Profit                                                  1,693            1,839
                                                                            ---------        ---------
                  Total current liabilities                                    43,158           40,576
                                                                                1,285            3,076
                                                                            ---------        ---------
                  Total liabilities                                            44,443           43,652

Stockholders' equity:

Common stock, $0.01 par value; share authorized 100,000 shares,
      issued and outstanding; 2003 - 14,724 and 2002 - 12,131                     736              607
Additional paid-in capital                                                    299,178          292,990
Accumulated deficit                                                          (308,919)        (278,798)
Accumulated other comprehensive income (loss)                                  (1,445)          (1,562)
                                                                            ---------        ---------
         Total stockholders' equity                                           (10,450)          13,237
                                                                            ---------        ---------
                                                                            $  33,393        $  56,889
                                                                            =========        =========


RVSI Reports Fourth Quarter FY2003 Results
December 22, 2003
Page 3 of 4




                          Robotic Vision Systems, Inc.
                      Consolidated Statements of Operations
                    (in thousands, except per share amounts)


                                                   Quarter ended September 30,
                                                     2003              2002
                                                   --------          --------

Revenues                                           $ 13,499          $ 14,887
Cost of revenues                                      8,093            15,546
                                                   --------          --------
Gross profit                                          5,406              (659)
                                                   --------          --------

Operating costs and expenses:
Research and development expenses                     2,210             4,805
Selling, general and administrative expenses          7,132             9,181
Severance and other charges                            (422)            4,643
                                                   --------          --------
Loss from operations                                 (3,514)          (19,288)
Gain on sale of assets                                   --                --
Other gains                                             366                --
Interest expense, net                                  (338)             (337)
                                                   --------          --------
Loss before income taxes                             (3,486)          (19,625)
Provision for income taxes                               --                --
                                                   --------          --------
Net Loss                                           $ (3,486)         $(19,625)
                                                   ========          ========


Net loss per share:
         Basic                                     $  (0.27)         $  (1.62)
         Diluted                                   $  (0.27)         $  (1.62)

Weighted Average Shares:
         Basic                                       12,731            12,122
                                                   ========          ========
         Diluted                                     12,731            12,122
                                                   ========          ========


RVSI Reports Fourth Quarter FY2003 Results
December 22, 2003
Page 4 of 4



                          Robotic Vision Systems, Inc.
                      Consolidated Statements of Operations
                    (in thousands, except per share amounts)


                                                        Twelve Months
                                                      ended September 30,
                                                    2003             2002
                                                   --------        --------

Revenues                                           $ 43,400        $ 59,243
Cost of revenues                                     30,291          44,968
                                                   --------        --------
Gross profit                                         13,109          14,275
                                                   --------        --------
Operating costs and expenses:
Research and development expenses                    10,183          18,590
Selling, general and administrative expenses         30,875          36,915
Severance and other charges                           3,889           6,244
                                                   --------        --------
Loss from operations                                (31,838)        (47,474)
Gain on sale of assets                                  350           6,935
Other gains                                           2,688              --
Interest expense, net                                (1,304)         (1,235)
                                                   --------        --------
Loss before income taxes                            (30,104)        (41,774)
Provision for income taxes                               --              --
                                                   --------        --------
Net loss                                           $(30,104)       $(41,774)
                                                   ========        ========


Net loss per share:
         Basic                                     $  (2.44)       $  (4.19)
         Diluted                                   $  (2.44)       $  (4.19)

Weighted Average Shares:
         Basic                                       12,337          10,019
                                                   ========        ========
         Diluted                                     12,337          10,019
                                                   ========        ========
